Exhibit 10.8

                                [GRAPHIC OMITTED]

CEDRIC KUSHNER PROMOTIONS, LTD.

1 Montauk Highway
Southampton, NY 11968
Tel: (631) 726-2700
Fax: (631) 726-7777

October 31, 2002

Mr. Steven Angel 245 East 63rd Street, Apt. 1420 New York, NY 10021

Dear Mr. Angel:

This letter will serve as an amendment to the Consulting Agreement dated May 1, 2002 between Zenascent, Inc. (the "Company") and Steven Angel (the "Consultant").

In reference to Section 3, Effective Date, Term and Termination of the Consulting Agreement, the Company shall extend the term of this agreement. This agreement shall now terminate on November 30, 2002.

All other aspects of this Consulting Agreement shall remain effective for the entire term of the Agreement.

If the foregoing change is satisfactory, please indicate your acceptance below and return this letter.

Very truly yours,

                                ZENASCENT, INC.





/s/ James DiLorenzo
----------------------------------
Jim DiLorenzo, Vice President



Accepted and agreed to
This the 31st day of October, 2002





/s/ Steven Angel
----------------------------------
Steven Angel